SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x] Filed by a Party other than the Registrant [] Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential for use of the Commission only (as permitted by Rule
     14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                NCRIC Group, Inc.
                -------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
            --------------------------------------------------------
                   (Name of Person(s) Filling Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

         .......................................................................
         2) Aggregate number of securities to which transaction applies:

         .......................................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            907,609 shares x $21.25 (cash consideration) plus 114,750 options x $10.561 (option cash out value) plus 240,000 debentures x $21.25 (debenture cash out value), and multiplying that sum by 1/50th of 1%
         .......................................................................
         4) Proposed maximum aggregate value of transaction:

         .......................................................................
         5)  Total fee paid:

         .......................................................................

[ ] Fee previously paid with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

         May 14, 2003



         Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders ("Annual Meeting") of NCRIC Group, Inc. (the "Company"), which will be held at The Watergate Hotel, 2650 Virginia Avenue, N.W., Washington, D.C. 20037 at 3:00 p.m. Washington, D.C. Time on Tuesday, June 24, 2003.

         The enclosed Notice of Annual Meeting of Shareholders and Proxy Statement describes the formal business to be transacted at the Annual Meeting. During the Annual Meeting we will also report on the operations of the Company and its subsidiaries. Directors and officers of the Company will be present to respond to any questions that shareholders may have. Also enclosed for your review is the prospectus relating to the conversion of NCRIC, A Mutual Holding Company and the related stock offering by the Company, which will serve as our 2002 Annual Report to Shareholders. This document contains detailed information concerning the activities and operating performance of the Company.

         The business to be conducted at the Annual Meeting consists of the election of four directors, the adoption of the NCRIC Group 2003 Stock Award Plan, the adoption of the NCRIC Group 2003 Stock Option Plan, and the approval of a Plan of Conversion and Reorganization of NCRIC, A Mutual Holding Company. The Board of Directors of the Company has determined that these proposals are in the best interests of the Company and its shareholders, and the Board of Directors unanimously recommends a vote "FOR" each proposal.

         On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible. If you currently plan to attend the Annual Meeting, this will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend.

         Sincerely,

         /s/ R. Ray Pate, Jr.

         R. Ray Pate, Jr.
         President and Chief Executive Officer

                                NCRIC Group, Inc.
                             1115 30th Street, N.W.
                             Washington, D.C. 20007
                                 (202) 969-1866

                                    NOTICE OF
                       2003 ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held On June 24, 2003

         Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of NCRIC Group, Inc. (the "Company") will be held at The Watergate Hotel, 2650 Virginia Avenue, N.W., Washington, D.C., on Tuesday, June 24, 2003, at 3:00 p.m. Washington, D.C. Time.

         A proxy statement and a proxy card for the Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and acting upon:

         1.       The election of four directors;

         2.       The adoption of the NCRIC Group, Inc. 2003 Stock Award Plan;

         3.       The adoption of the NCRIC Group, Inc. 2003 Stock Option Plan;

         4. The plan of conversion and reorganization pursuant to which NCRIC, A Mutual Holding Company and NCRIC Holdings, Inc. will be merged with and into the Company, and the Company will be succeeded by a new Delaware corporation with the same name which has been established for the purpose of completing the conversion. As part of the conversion, shares of common stock of the Company representing NCRIC, A Mutual Holding Company's ownership interest, held through NCRIC Holdings, Inc., will be offered for sale in a subscription and community offering. Common stock of the Company currently held by public shareholders will be converted into new shares pursuant to an exchange ratio that will ensure that shareholders of the Company at the time of the conversion will own the same percentage of the Company after the conversion as they held immediately prior thereto, exclusive of any shares purchased by the shareholders in the offering and cash received in lieu of fractional shares; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof.

         Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Shareholders of record at the close of business on May 6, 2003, are the shareholders entitled to vote at the Annual Meeting, and any adjournments thereof.

                                              By Order of the Board of Directors

                                              /s/ William E. Burgess

                                              William E. Burgess
                                              Secretary
Washington, D.C.
May 14, 2003

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                NCRIC Group, Inc.
                             1115 30th Street, N.W.
                             Washington, D.C. 20007
                                 (202) 969-1866
                      _____________________________________

                                 PROXY STATEMENT
                      _____________________________________


                       2003 ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 24, 2003
                      _____________________________________

                       SOLICITATION AND VOTING OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of NCRIC Group, Inc. ("NCRIC Group" or the "Company") to be used at the Annual Meeting of Shareholders ("Annual Meeting") of NCRIC Group which will be held at The Watergate Hotel, 2650 Virginia Avenue, N.W., Washington, D.C. 20037, on Tuesday, June 24, 2003, at 3:00 p.m. Washington, D.C. Time, and at all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Shareholders and this Proxy Statement are first being mailed to shareholders on or about May 20, 2003.

         Regardless of the number of shares of common stock owned, it is important that shareholders of NCRIC Group be represented by proxy or be present in person at the Annual Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it, signed and dated, in the enclosed postage-paid envelope. Shareholders are urged to indicate the way they wish to vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the election of the nominees for director named in this Proxy Statement and "FOR" the approval of the NCRIC Group 2003 Stock Award Plan, "FOR" the approval of the NCRIC Group 2003 Stock Option Plan and "FOR" the approval of the Plan of Conversion and Reorganization.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

         Shareholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors will be voted in accordance with the directions given thereon.

         Proxies may be revoked at any time prior to exercise by sending written notice of revocation to the Secretary of NCRIC Group, William E. Burgess, at the address shown above, or by delivering to NCRIC Group a duly executed proxy bearing a later date. The presence at the Annual Meeting of any shareholder who has given a proxy shall not revoke such proxy unless the shareholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of NCRIC Group prior to the voting of such proxy. If you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

         The cost of solicitation of proxies in the form enclosed will be borne by NCRIC Group. Proxies may also be solicited personally or by mail and telephone by NCRIC Group's directors, officers and regular employees, without additional compensation. NCRIC Group will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so. NCRIC Group has also retained Sandler O'Neill & Partners, L.P. ("Sandler O'Neill") as conversion agent to assist NCRIC Group in connection with the conversion and related stock offering. In such capacity, Sandler O'Neill will provide assistance in connection with the solicitation of proxies for the Annual Meeting. Sandler O'Neill will receive a fee of $10,000, plus reasonable out-of-pocket expenses, for serving as conversion agent.

                                VOTING SECURITIES

         Holders of record of NCRIC Group's common stock, par value $0.01 per share, (the "Common Stock"), as of the close of business on May 6, 2003, (the "Record Date") are entitled to one vote for each share held. As of the Record Date, NCRIC Group had 3,708,399 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of one-third of the total number of issued and outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of this Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

                 VOTING PROCEDURES AND METHOD OF COUNTING VOTES

         As to the election of Directors, the proxy card being provided by the Board of Directors enables a shareholder to vote FOR the election of the four nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for one of more of the nominees. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for the nominees being proposed is withheld.

         As to the approval of the 2003 Stock Award Plan, by checking the appropriate box, a shareholder may: (i) vote FOR the item; (ii) vote AGAINST the item; or (iii) ABSTAIN from voting on such item. The approval of this matter shall be determined by the affirmative vote of a majority of the shares represented and entitled to vote at the Annual Meeting. Shares as to which the "ABSTAIN" box is marked on the proxy will be treated as present at the Annual Meeting and entitled to vote and therefore will have the same effect as a vote against the matter. Broker non-votes will not be considered as shares present at the Annual Meeting and therefore will not affect the vote on this matter.

         As to the approval of the 2003 Stock Option Plan, by checking the appropriate box, a shareholder may: (i) vote FOR the item; (ii) vote AGAINST the item; or (iii) ABSTAIN from voting on such item. The approval of this matter shall be determined by the affirmative vote of a majority of the shares represented and entitled to vote at the Annual Meeting. Shares as to which the "ABSTAIN" box is marked on the proxy will be treated as present at the Annual Meeting and entitled to vote and therefore will have the same effect as a vote against the matter. Broker non-votes will not be considered as shares present at the Annual Meeting and therefore will not affect the vote on this matter.

         As to the approval of the Plan of Conversion and Reorganization, by checking the appropriate box, a shareholder may: (i) vote FOR the item; (ii) vote AGAINST the item; or (iii) ABSTAIN from voting on such item. The Plan of Conversion and Reorganization must be approved by at least two-thirds of the outstanding shares of Common Stock, and a majority of votes cast by shareholders other than the Mutual Holding Company. With respect to the required affirmative vote of at least two-thirds of the outstanding shares of common stock, abstentions and broker non-votes will have the effect of a vote against the conversion. With respect to the required affirmative vote by a majority of votes cast by shareholders other than the Mutual Holding Company, broker non-votes and abstentions will not be considered votes cast.

         Proxies will be returned to Registrar and Transfer Company and will be tabulated by an inspector of election designated by the Board of Directors.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         Persons and groups who beneficially own in excess of 5% of the Common Stock of NCRIC Group are required to file certain reports with NCRIC Group and with the Securities and Exchange Commission ("SEC"), regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended. The following table sets forth information regarding each person known to be the beneficial owner of more than 5% of the issued and outstanding shares of Common Stock of NCRIC Group on the Record Date.

                                            Amount of Shares
             Name and Address               Owned and Nature               Percent of Shares of
           of Beneficial Owner           of Beneficial Ownership         Common Stock Outstanding
--------------------------------         -----------------------         -------------------------
NCRIC, A Mutual Holding Company               2,220,000(1)                         59.9%
1115 30th Street, N.W.
Washington, D.C. 20007
_______________________________
(1)  Represents shares of common stock that are held by NCRIC Holdings, Inc., a wholly owned subsidiary of NCRIC, A Mutual Holding Company.


--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         Four directors will be elected at the Annual Meeting to serve for a three-year period and until their successors have been elected and qualified. The Board of Directors has nominated Leonard M. Glassman, Stuart A. McFarland,
R. Ray Pate, Jr. and David M. Seitzman to serve as directors.

The table below lists certain information regarding the nominees and the other members of the Board of Directors who will continue in office following the Annual Meeting. It is intended that the proxies solicited on behalf of the Board of Directors will be voted at the Annual Meeting for the election of the nominees identified below (unless otherwise directed on the proxy card). If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees would be unable to serve, if elected.

                        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES.
                                                                                           Shares of
                                      Positions                                          Common Stock
                                     Held in the          Director        Term to        Beneficially      Percent
       Name           Age(1)           Company            Since(2)        Expire           Owned(3)       Of Class

                                                      NOMINEES

Leonard M. Glassman     56            Director              1993           2006             22,770            *
Stuart A. McFarland     56                -                   -            2006                  -            *
R. Ray Pate, Jr.        43        President, Chief          1996           2006             60,365          1.6%
                                Executive Officer and
                             Vice Chairman of the Board
David M. Seitzman       73            Director              1980           2006              7,645            *

                                           DIRECTORS CONTINUING IN OFFICE

Vincent C. Burke, III   51            Director              1998           2005              4,370            *
Pamela W. Coleman       46            Director              1989           2005             10,821            *
Martin W. Dukes, Jr.    57            Director              1997           2004              2,620            *
Luther W. Gray, Jr.     62            Director              1984           2004              7,641            *
Prudence P. Kline       51            Director              1995           2005              3,720            *
Edward G. Koch          60            Director              1996           2004              3,020            *
J. Paul McNamara        53            Director              1998           2005             20,095            *
Leonard M. Parver       58            Director              1998           2004             14,912            *
Nelson P. Trujillo      65      Chairman of the Board       1980           2004             46,330          1.3%

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Stephen S. Fargis       43      Senior Vice President and    n/a            n/a             34,640            *
                                Chief Operating Officer
Rebecca B. Crunk        51      Senior Vice President and    n/a            n/a             31,943            *
                                Chief Financial Officer
William E. Burgess      47      Senior Vice President and    n/a            n/a             18,235            *
                                Secretary
All Directors and Executive
Officers as a Group (18 persons)                                                           305,989(4)       8.2%

________________________________
*      Less than 1%.
(1)  As of March 1, 2003.                     (footnotes continued on next page)

(2) With respect to years prior to 1998, includes service as a governor of National Capital Reciprocal Insurance Company, or a director of its attorney-in-fact, or its subsidiary, Commonwealth Medical Liability Insurance Company.
(3) Includes shares of common stock held directly, by spouses or minor children and in trust and other indirect ownership, as well as vested stock options and shares owned by the named individuals under NCRIC, Inc.'s 401(k) Plan and employee stock ownership plan.
(4) Includes shares owned by two people whose terms of office as directors will expire at the Annual Meeting.

Directors

         The principal occupation during the past five years of each director, nominee for director and executive officer of NCRIC Group is set forth below. All directors have held their present positions for five years unless otherwise stated.

         Nelson P. Trujillo, M.D. is Chairman of the Board of Directors of NCRIC Group and its subsidiaries. He was a governor and Chairman of the Board of National Capital Reciprocal Insurance Company from 1980 until its mutual holding company reorganization on December 31, 1998. Dr. Trujillo is currently President of Metropolitan Gastroenterology Group, where he is a physician.

         R. Ray Pate, Jr. is President and Chief Executive Officer of NCRIC Group and NCRIC, Inc. and Chief Executive Officer of NCRIC MSO, Inc. He was the Treasurer of National Capital Reciprocal Insurance Company and President, Chief Executive Officer and Director of National Capital Underwriters, Inc., attorney-in-fact for the National Capital Reciprocal Insurance Company, from 1996 until the mutual holding company reorganization in 1998. Since June 2000 he has served as Vice Chairman of the Board of Directors.

         Vincent C. Burke, III has been a director of NCRIC Group and subsidiaries since the mutual holding company reorganization in 1998. He is a partner with the firm of Furey, Doolan & Abell, LLP. From April 1992 to May 1998, he was counsel to the law firm of Reed Smith Shaw & McClay. Mr. Burke's law practice is focused in the areas of corporate, business, real estate and closely-held businesses. He practices in the District of Columbia and Maryland.

         Pamela W. Coleman, M.D. was a governor of National Capital Reciprocal Insurance Company from 1989 until the mutual holding company reorganization in 1998, and has been a Director of NCRIC Group and subsidiaries since the mutual holding company reorganization. Dr. Coleman is a urologist in private practice.

         Martin W. Dukes, Jr., M.D. was a Director of National Capital Underwriters from 1997 until the mutual holding company reorganization in 1998, a Director of NCRIC, Inc. since the mutual holding company reorganization, and a Director of NCRIC Group and subsidiaries since May 2001. Dr. Dukes is a physician in private practice in the District of Columbia.

         Luther W. Gray, Jr., M.D. was a governor of National Capital Reciprocal Insurance Company from 1984 until the mutual holding company reorganization in 1998 and has been a Director of NCRIC Group and subsidiaries since the mutual holding company reorganization. He is currently the Chairman of the Underwriting Committee for NCRIC, Inc. Dr. Gray is a physician and general surgeon with Luther W. Gray, Jr., M.D., PC and is Chair of the Department of Surgery at Sibley Memorial Hospital.

         Leonard M. Glassman, M.D. was a Director of National Capital Underwriters, Inc. from 1993 until the mutual holding company reorganization in 1998 and has been a director of NCRIC Group and subsidiaries since the mutual holding company reorganization. He is currently the Chairman of the Investment Committee of NCRIC, Inc. and served as Chairman of the Board of NCRIC, Inc. from 1998 until 2000. Dr. Glassman is a physician with Washington Radiology Associates, P.C. He is a past member of the Finance Committee of the Medical Society of the District of Columbia and was Chief of Radiology of Columbia Hospital for Women Medical Center from 1984 to 1999.

         Prudence P. Kline, M.D. was a Director of National Capital Underwriters, Inc. from 1995 until the mutual holding company reorganization in 1998 and has been a director of NCRIC Group and subsidiaries since the mutual holding company reorganization. Dr. Kline has been a physician in private practice in the District of Columbia since 1986.

         Edward G. Koch, M.D. has served as a Director of Commonwealth Medical Liability Insurance Company since 1996 and a director of NCRIC Group and subsidiaries since the mutual holding company reorganization in 1998. Dr. Koch is a gynecological physician in private practice in Arlington, Virginia and the District of Columbia. Since 1997 he has been President of the Arlington County Medical Society Foundation. Sponsored by the Medical Society of Virginia, he is an alternate delegate to the AMA from Virginia.

         Stuart A. McFarland has been nominated to serve on the Board of Directors of NCRIC Group for a three-year term. Mr. McFarland is the co-founder and since 1997 the managing partner of Federal City Capital Advisors, a merchant banking and financial advisory business. From 1999 to 2001 he was president and chief executive officer of Pedestal, Inc., an internet-enabled mortgage and mortgage securities trading exchange. Mr. McFarland also serves as a director for the following companies: Newcastle Investment Corp., a real estate investment trust; the Brandywine Funds, a mutual fund; Sterling Eagle Investment Company, a specialty finance company; and Basis 100, a technology company.

         J. Paul McNamara has been a director of NCRIC Group and subsidiaries since the mutual holding company reorganization in 1998. He is President and Chief Operating Officer of SequoiaBank.

         Leonard M. Parver, M.D. has been a Director of NCRIC Group and subsidiaries since the mutual holding company reorganization in 1998. He was Chairman of the Board of Directors of NCRIC MSO, Inc. from 1998 until 2000. He has practiced medicine in the District of Columbia for the past 22 years.

         David M. Seitzman, M.D. was a member of the Board of Directors of National Capital Underwriters, Inc. from 1980 until the mutual holding company reorganization in 1998 and has been a Director of NCRIC Group and subsidiaries since the mutual holding company reorganization. Dr. Seitzman is now retired from the practice of medicine. He served on the boards of Blue Cross and Blue Shield of the National Capital Area and the Medical Society of the District of Columbia and served as President and co-founder of the Center for Ambulatory Surgery, Inc. Since 1993, Dr.

Seitzman was a trustee of portfolios of The 59 Wall Street Fund, Inc., which is advised by Brown Brothers Harriman & Co., one of NCRIC, Inc.'s investment advisors until January 1, 2000.

Executive Officers Who Are Not Directors

         Stephen S. Fargis was Senior Vice President - Business Development of National Capital Underwriters, Inc. from 1995 until the mutual holding company reorganization in 1998. Since the mutual holding company reorganization, he has been Senior Vice President and Chief Operating Officer of NCRIC Group and NCRIC, Inc. and in 2001 was named President of NCRIC MSO, Inc.

         Rebecca B. Crunk was the Chief Financial Officer of National Capital Underwriters, Inc. from April 1998 until the mutual holding company reorganization in 1998. Since the mutual holding company reorganization, she has been Senior Vice President, Chief Financial Officer and Treasurer of NCRIC Group and NCRIC, Inc. Ms. Crunk is a certified public accountant and is a member of the American Institute of Certified Public Accountants. From 1995 to 1998, she was Vice President, Treasurer and Controller of ReliaStar United Services Life Insurance Company.

         William E. Burgess was Senior Vice President - Claims and Risk Management of National Capital Underwriters, Inc. from August 1997 until the mutual holding company reorganization in 1998. From 1993 to August 1997, he was a Vice President of National Capital Underwriters, Inc. Since the mutual holding company reorganization, he has been Senior Vice President and Secretary of NCRIC Group and NCRIC, Inc.

Ownership Reports by Officers and Directors

         The Common Stock of NCRIC Group is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934. The officers and directors of the Company and beneficial owners of greater than 10% of the Company's common stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement and Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4 or 5 on a timely basis. All of the Company's directors and officers filed these reports on a timely basis.

Committees and Meetings of the Board of Directors

         The business of NCRIC Group is conducted through regular and special meetings of the Board of Directors and its committees. The Board of Directors met eleven (11) times during 2002. No director attended fewer than 75% of the total meetings held by the Board of Directors and the committees on which such director served, except Dr. Robert L. Simmons.

         The  Board  of  Directors  has  established  an  Audit   Committee,   a
Compensation Committee, a Governance Committee and a Nominating Committee.

         The Audit Committee is comprised of Directors Burke, Coleman, McNamara and Seitzman. The Audit Committee appoints the independent accountants to audit the financial statements, reviews the scope and results of the audit with the independent accountants, pre-approves audit and permitted non-audit services, reviews with management and the independent accountants NCRIC

Group's year-end audit, and considers the adequacy of NCRIC Group's internal accounting controls. The Audit Committee met five (5) times in 2002.

         The Compensation Committee is comprised of Directors Burke, Kline, Seitzman and Trujillo. The Compensation Committee reviews and makes recommendations to the Board of Directors concerning compensation, benefit policies and stock ownership programs, as well as the compensation of the chief executive officer. The Compensation Committee administers the stock option plan and the stock award plan. The Compensation Committee met five (5) times in 2002.

         The Governance Committee is comprised of Directors Pate, Burke, Glassman and Trujillo. The Governance Committee is responsible for reviewing the effectiveness of board meetings and board committees, and for reviewing and establishing board governance guidelines. The Governance Committee met one (1) time in 2002.

         The Nominating Committee is comprised of Directors Pate, Burke, Glassman and Trujillo. The Nominating Committee was established for the purpose of identifying, evaluating and recommending potential candidates for election to the Board. While the Committee will consider nominees recommended by the shareholders, it has not actively solicited recommendations from shareholders. Nominations by shareholders must comply with certain procedural and informational requirements set forth in NCRIC Group's Bylaws. See "Advance Notice of Business to be Conducted at an Annual Meeting." The Nominating Committee met one (1) time in 2002.

Audit Committee Report

         In accordance with current SEC rules, this report has been prepared by the Audit Committee for inclusion in this Proxy Statement. Each member of the Audit Committee satisfies the definition of independent director as established by the National Association of Securities Dealers. The Board of Directors has adopted a written charter for the Audit Committee.

         Management is responsible for NCRIC Group's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of NCRIC Group's consolidated financial statements in accordance with the auditing standards generally accepted in the United States and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         As part of its ongoing activities, the Audit Committee has:

         o Reviewed and discussed with management NCRIC Group's audited consolidated financial statements for the year ended December 31, 2002;

         o Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

         o Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002 and be filed with the SEC.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that NCRIC Group specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

              This report has been provided by the Audit Committee:

                         David M. Seitzman, M.D., Chair
                              Vincent C. Burke, III
                             Pamela W. Coleman, M.D.
                                J. Paul McNamara


Director Compensation

         Fees. Each non-employee director of NCRIC Group (other than the Chairman) receives annual cash compensation of $45,000. The Chairman of the Board will receive annual cash compensation of $150,000 (prior to the completion of the conversion, the mutual holding company paid a proportionate share of this amount). Directors who are also officers or employees of NCRIC Group do not receive any cash compensation for serving as directors. Directors who serve on the audit committee receive a fee of $600 for each committee meeting attended ($750 for the Chairman of the committee). Directors who serve on the nominating or compensation committee receive a fee of $300 for each committee meeting attended ($350 for the Chairman of the committee). All directors are reimbursed for out-of-pocket expenses in connection with attendance at any meeting of the Board of Directors or any committee.

         Stock Benefit Plans. Directors of NCRIC Group are eligible to participate in certain stock benefit plans and have received awards of stock options and restricted stock. Directors will be eligible to receive awards of restricted stock and stock options under the plans proposed for shareholder approval at this Annual Meeting.

Executive Compensation

         The following table sets forth information for the years ended December 31, 2002, 2001 and 2000 as to compensation paid to the President and Chief Executive Officer and the other executive officers (collectively referred to as "Named Executive Officers") who earned over $100,000 in salary and bonuses during 2002.

========================================================================================================================
                                              Summary Compensation Table
------------------------------------------------------------------------------------------------------------------------
                            Annual Compensation(1)                              Long-Term Compensation
                                                                                        Awards
--------------------------------------------------------------------------------------------------------
                                                                    Other       Restricted    Options/
Name and Principal Position   Fiscal     Salary       Bonus        Annual          Stock        SARs       All Other
                             Year(1)                            Compensation     Award(2)       (#)      Compensation
------------------------------------------------------------------------------------------------------------------------
R. Ray Pate, Jr.,              2002      $290,000     $  -0-          -             -            -         $26,208
President and Chief            2001       290,000        -0-          -             -            -          22,346
Executive Officer              2000       240,000     60,000          -           $104,895       -          22,528
------------------------------------------------------------------------------------------------------------------------
Stephen S. Fargis,             2002      $170,000     $  -0-          -             -            -         $24,339
Senior Vice President &        2001       170,000        -0-          -             -            -          22,130
Chief Operating Officer        2000       151,667     30,308          -           $ 69,930       -          22,312
------------------------------------------------------------------------------------------------------------------------
Rebecca B. Crunk,              2002      $170,000     $  -0-          -             -            -         $26,500
Senior Vice President &        2001       170,000        -0-          -             -            -          22,453
Chief Financial Officer        2000       135,000     27,000          -           $ 69,930       -          22,414
------------------------------------------------------------------------------------------------------------------------
William E. Burgess,            2002      $128,398     $  -0-          -             -            -         $18,739
Senior Vice President and      2001       120,000        -0-          -             -            -          20,690
Secretary                      2000       120,000     24,000          -           $ 58,275       -          20,249
========================================================================================================================

___________________
(1)  For the fiscal years ended December 31.
(2) Equals the market value of the stock award on the date of grant, which was $7.875 per share. The total number and dollar value of unvested shares of stock awarded to Mr. Pate, Mr. Fargis, Ms. Crunk and Mr. Burgess as of December 31, 2002, based on the market value of the common stock on December 31, 2002 ($11.00 per share), was 7,992, 5,328, 5,328 and 4,400 shares, and $87,912, $58,608, $58,608 and $48,400, respectively.

         Employment Agreements. R. Ray Pate, Jr. serves as the President and Chief Executive Officer of NCRIC Group under an employment agreement between NCRIC Group and Mr. Pate dated January 1, 2001. Under the terms of his employment agreement, Mr. Pate is entitled to basic compensation of $350,000 for 2003 and is reimbursed for all reasonable and proper business expenses incurred by him in the performance of his duties. The terms of the employment agreement also provide that Mr. Pate is entitled to participate in any retirement and/or pension plans or health and medical insurance plans offered to NCRIC Group's senior executives; to receive use of an automobile; and to be covered by both term life insurance and disability insurance.

         The term of the employment agreement is five years commencing January 1, 2001. NCRIC Group may terminate the employment agreement for cause or without cause, at any time. Any dispute as to whether NCRIC Group had cause will be determined by arbitration. If NCRIC Group terminates Mr. Pate's employment agreement without cause, Mr. Pate is entitled to receive, as severance pay, an amount equal to three years' base compensation at the level in effect on the date of the termination. Mr. Pate may voluntarily terminate his employment provided that he gives 60 days prior notice of his voluntary termination or pays liquidated damages equal to the amount of his base compensation for two months.

         NCRIC Group entered into an employment agreement commencing December 1, 2000 with Stephen S. Fargis on substantially similar terms to Mr. Pate's except that Mr. Fargis' employment agreement terminates November 30, 2003, and provides for base compensation of $200,000 for 2003.

         NCRIC Group entered into an employment agreement commencing January 1, 2001 with Rebecca B. Crunk on substantially similar terms to Mr. Pate's, except Ms. Crunk's agreement terminates December 31, 2003, and provides for base compensation of $220,000 for 2003.

         NCRIC Group entered into an employment agreement commencing January 1, 2002 with William E. Burgess on substantially similar terms to Mr. Pate's, except Mr. Burgess' employment agreement terminates December 31, 2004, and provides for base compensation of $175,000 for 2003.

         Stock Option Plan. The Company has established a stock option plan for its directors, officers and key employees. No options were granted to or exercised by the Named Executive Officers during 2002.

         Set forth below is information relative to options outstanding at December 31, 2002.

======================================================================================================
                         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                    FISCAL YEAR-END OPTION VALUES
======================================================================================================
                                                                 Number of             Value of
                                                                Securities
                                                                Underlying           Unexercised
                                                                Unexercised          In-the-Money
                                                              Options at Fiscal    Options at Fiscal
                                                                  Year-End            Year-End(1)
                                                            -------------------- ---------------------
                           Shares Acquired       Value          Exercisable/          Exercisable/
          Name              Upon Exercise      Realized        Unexercisable        Unexercisable
-------------------------- ----------------- -------------- -------------------- ---------------------
R. Ray Pate, Jr.                  0          $      -          13,320/0               $53,280/0
-------------------------- ----------------- -------------- -------------------- ---------------------
Stephen S. Fargis                 0          $      -          9,250/0                $37,000/0
-------------------------- ----------------- -------------- -------------------- ---------------------
William E. Burgess                0          $      -          7,400/0                $29,600/0
-------------------------- ----------------- -------------- -------------------- ---------------------
Rebecca B. Crunk                  0          $      -          7,400/0                $29,600/0
========================== ================= ============== ==================== =====================

_____________________
(1) Equals the difference between the aggregate exercise price of the options and the aggregate fair market value of the shares of common stock that would be received upon exercise, assuming such exercise occurred on December 31, 2002, at which date the closing price of the common stock as quoted on the Nasdaq SmallCap Market was $11.00.

         Set forth below is information as of December 31, 2002 as to any equity compensation plans of the Company that provide for the award of equity securities or the grant of options, warrants or rights to purchase equity securities of the Company.


====================================================================================================================
                                Number of securities to
                                 be issued upon exercise                                  Number of securities
   Equity compensation plans     of outstanding options         Weighted average        remaining available for
   approved by shareholders             and rights               exercise price            issuance under plan
--------------------------------------------------------------------------------------------------------------------
Stock Option Plan.............         74,000                    $7.00                        0
--------------------------------------------------------------------------------------------------------------------
Stock Award Plan..............         24,667(1)                 Not Applicable               0
--------------------------------------------------------------------------------------------------------------------
Equity compensation plans not
approved by shareholders
                                       None                      None                         None
--------------------------------------------------------------------------------------------------------------------
     Total......................       98,667                    $7.00                        0
====================================================================================================================

_____________________________________
(1) Represents shares that have been granted but have not yet vested.

         Deferred Compensation Plan. Effective January 1, 2003, the Company established a compensation deferral plan for officers and board members. The compensation deferral plan is an unfunded plan with annual Company match of 5% of total compensation for officers. Contributions credited for an officer's deferral account and the earnings attributable to these contributions shall be one hundred percent vested or nonforfeitable when the officer has five years of service in his or her position. Under the compensation deferral plan, officers may defer up to 15% of total compensation and board members may defer up to 100% of fees. Contributions are credited with a 6% guaranteed rate of return.

         Pursuant to the terms of the plan, a participant's account balance will be paid in cash by (a) lump sum, or (b) annual installments over a 5, 10 or 15 year period. The deferred compensation liability is recorded at the full accumulation value of the accumulated contributions and interest and is included in accrued expenses.

Compensation Committee Report on Executive Compensation

         The Compensation Committee has adopted a compensation strategy that seeks to provide competitive compensation that is strongly aligned with the business objectives and financial and stock performance of NCRIC Group. The compensation program has three key elements: base salary, annual incentives and long-term incentives. The Compensation Committee periodically reviews salary levels and other aspects of executive compensation to ensure that NCRIC Group's overall executive compensation program remains competitive and that executive pay reflects both the individual's performance and the performance of NCRIC Group.

         NCRIC Group has an annual incentive plan based on a combination of NCRIC Group and individual executive performance in relation to established objectives. Plan pay-outs vary based on NCRIC Group's performance in relation to the targeted objectives. Individual payments are then increased or decreased based on the performance of the individual executive during the year. The target level of incentive pay opportunities is 20% to 25% of base pay, with actual payments in a range of zero to 150% of the target percentage based on performance levels. No incentive pay-outs were made to the four executives in 2002 due to NCRIC Group's 2002 financial results.

         The Compensation Committee believes that long-term incentives are an effective way of aligning executive compensation with the creation of value for the shareholders through stock appreciation. The Stock Option Plan and the Stock Award Plan were established in connection with the initial public offering. The stock options were allocated in 1999 and the restricted stock awards were allocated in 2000.

         In January 2001, NCRIC Group entered into a five-year employment agreement with Mr. Pate. This employment agreement, with an annual base salary of $290,000 for the Chief Executive Officer, was effective for the year 2002. No bonus was paid to the Chief Executive Officer, or to the other executive officers, with respect to 2002.

           This report has been provided by the Compensation Committee

                          Vincent C. Burke, III, Chair
                             Prudence P. Kline, M.D.
                             David M. Seitzman, M.D.
                            Nelson P. Trujillo, M.D.

                                STOCK PERFORMANCE

         The following graph compares the cumulative total return for NCRIC Group's common stock, the S&P 500 index, and a peer group of medical professional liability insurance companies, for the period July 29, 1999, the first day of public trading of NCRIC Group's common stock on the Nasdaq SmallCap Market, through December 31, 2002. The graph assumes an investment on July 29, 1999 of $100 in each of NCRIC Group's common stock, the stocks comprising the S&P 500 index, and the common stocks of the peer group companies. The graph further assumes that all paid dividends were reinvested. The peer group and the S&P 500 index are weighted by market capitalization. The calculations for the information below were prepared by SNL Securities, LC of Charlottesville, Virginia.

Cumulative Total Return

                                 NCRIC Group, Inc.
                            [STOCK PERFORMANCE GRAPH]


                                                 Period Ending
                               -------------------------------------------------
Index                          07/29/99  12/31/99  12/31/00  12/31/01  12/31/02
--------------------------------------------------------------------------------
NCRIC Group, Inc.               100.00    115.70    105.79    145.45    145.45
S&P 500                         100.00    110.16    100.12     88.23     68.64
NCRIC Group Peer Index*         100.00     61.92     39.05     51.69     36.74

_______________
*The NCRIC Group Peer Index consists of MIIX Group, FPIC Insurance Group, SCPIE Holdings, ProAssurance Corporation, and American Physicians Capital.

                              INDEPENDENT AUDITORS

         NCRIC Group's independent auditors for the year ended December 31, 2002 were Deloitte & Touche LLP. The Audit Committee's review of the impact of fees for non-audit services in regard to auditor independence concluded that the non-audit fees did not impair auditor independence. The expense incurred by NCRIC Group for fees to Deloitte & Touche LLP during 2002 was as follows:

Audit fees                                        $  298,000
Financial Information Systems
   Design and Implementation fees                         -0-
Audit Related fees                                    40,000
All other fees                                        81,000
                                                  ----------
         Total                                    $  419,000
                                                  ==========

         Audit related services generally include fees for quarterly financial statement reviews and statutory and accounting consultations. All other fees include tax consulting and tax compliance services.

         A representative of Deloitte & Touche LLP will attend the Annual Meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

--------------------------------------------------------------------------------
                 PROPOSAL II - APPROVAL OF THE NCRIC GROUP, INC.
                              2003 STOCK AWARD PLAN
--------------------------------------------------------------------------------

         The Board of Directors of NCRIC Group has adopted the NCRIC Group, Inc. 2003 Stock Award Plan (the "2003 Stock Award Plan") to provide officers, employees and directors of the Company with additional incentives to share in the growth and performance of the Company. If the 2003 Stock Award Plan is approved by the shareholders of NCRIC Group, NCRIC Group will establish a trust for the purpose of purchasing shares of common stock in the offering. NCRIC Group will loan the trust the funds to purchase a number of shares of common stock equal to 4% of the shares sold in the offering. NCRIC Group anticipates that the loan to the trust will be repaid by periodic cash contributions to be made to the trust by NCRIC Group. The trust will award shares of common stock to participants in a manner designed to encourage participants' continued service. The following is a summary of the material features of the 2003 Stock Award Plan, which is qualified in its entirety by reference to the provisions of the 2003 Stock Award Plan attached hereto as Exhibit A.

General

         The 2003 Stock Award Plan will remain in effect for a period of ten years following adoption by shareholders. The 2003 Stock Award Plan authorizes the issuance of a number of shares equal to 4% of the shares sold in the conversion stock offering, up 174,570 shares of common stock, pursuant to grants of stock awards by the Board of Directors of NCRIC Group, or committee designated by the Board of Directors.

         The 2003 Stock Award Plan will be administered by the Compensation Committee (the "Committee") of the Board of Directors. The Committee has full and exclusive power within the limitations set forth in the 2003 Stock Award Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the 2003 Stock Award Plan's purposes; and interpreting and otherwise construing the 2003 Stock Award Plan. The 2003 Stock Award Plan may be amended by the Board of Directors or the Committee, without the approval of shareholders, but no such amendments may adversely affect any outstanding awards under the 2003 Stock Award Plan without the consent of the holders thereof.

Eligibility

         Key employees and directors of the Company or its subsidiaries are eligible to receive stock awards under the 2003 Stock Award Plan.

Stock Awards

         The Committee may determine the type and terms and conditions of stock awards under the 2003 Stock Award Plan. Stock awards may constitute actual shares of common stock or may be denominated in stock units that entitle the recipient to receive future payments in either shares, cash or a combination thereof. The Committee will determine the terms and conditions of the stock award which will be set forth in the award agreement, and may include continuous service with the Company, achievement of specific business objectives and other measurements of performance. Stock awards may be subject to restrictions and contingencies regarding vesting and eventual payment as the Committee may determine. Pending vesting, a recipient may direct the voting of the shares subject to an award.

         Any stock awards granted under the 2003 Stock Award Plan will be subject to vesting requirements and other contingencies as determined by the Committee. Stock awards will be evidenced by written agreements, approved by the Committee, which set forth the terms and conditions of each award. The Committee, in its discretion, may accelerate or extend the period for the exercise or vesting of awards.

         Awards granted under the 2003 Stock Award Plan would be nontransferable and nonassignable. Awards would be adjusted for capital changes such as stock dividends and stock splits. Awards would be 100% vested upon termination of employment or service due to death, disability, or following a change in control, and also would be 100% vested upon normal retirement. If employment or service were to terminate for other reasons, the award recipient would forfeit any nonvested award. If employment or service were to terminate for cause (as defined), shares not already delivered would be forfeited.

Tax Consequences

         When a recipient receives a stock award, the participant must recognize ordinary income equal to the fair market value of the shares received at the time the shares became transferable or not subject to substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction for the same amount.

         No awards have been granted under the 2003 Stock Award Plan as of the date of this proxy statement. There are 12 outside directors of the Company and its subsidiaries and 106 employees eligible to participate in the 2003 Stock Award Plan.

         As of May 12, 2003, the last sale price of the Common Stock, as reported on the Nasdaq SmallCap Market, was $15.31. The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting is required to approve the 2003 Stock Award Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE NCRIC GROUP, INC. 2003 STOCK AWARD PLAN.

--------------------------------------------------------------------------------
                PROPOSAL III - APPROVAL OF THE NCRIC GROUP, INC.
                             2003 STOCK OPTION PLAN
--------------------------------------------------------------------------------

         The Board of Directors of the Company has adopted the NCRIC Group, Inc. 2003 Stock Option Plan (the "2003 Stock Option Plan") to provide officers, employees and directors of the Company and its subsidiaries with additional incentives to share in the growth and performance of the Company. If approved by the shareholders, the 2003 Stock Option Plan would reserve 10% of the shares of common stock sold in the conversion offering (or up to 436,425 shares) for issuance pursuant to the exercise of options that may be granted to recipients. The following is a summary of the material features of the 2003 Stock Option Plan, which is qualified in its entirety by reference to the provisions of the 2003 Stock Option Plan attached hereto as Exhibit B.

General

         The 2003 Stock Option Plan will remain in effect for a period of ten years following adoption by shareholders. The 2003 Stock Option Plan authorizes the issuance of up to 436,425 shares of Common Stock pursuant to grants of stock options, limited rights, reload options or dividend equivalent rights by the Board of Directors or committee designated by the Board of Directors.

         The 2003 Stock Option Plan will be administered by the Compensation Committee (the "Committee") of the Board of Directors. The Committee has full and exclusive power within the limitations set forth in the 2003 Stock Option Plan to: make all decisions and determinations regarding the selection of participants and the granting of awards; establish the terms and conditions relating to each award; adopt rules, regulations and guidelines for carrying out the 2003 Stock Option Plan's purposes; and interpret and otherwise construe the 2003 Stock Option Plan. The 2003 Stock Option Plan may be amended by the Board of Directors or the Committee, without the approval of shareholders, but no such amendments may adversely affect any outstanding awards under the 2003 Stock Option Plan without the consent of the holders thereof.

Eligibility

         Key employees and directors of the Company or its subsidiaries are eligible to receive awards under the 2003 Stock Option Plan.

Types of Awards

         The Committee may determine the type and terms and conditions of awards under the 2003 Stock Option Plan. Awards may be granted in a combination of options, limited rights, reload options or dividend equivalent rights. Such awards may have terms providing that the settlement or payment of one type of award automatically reduces or cancels the remaining award. Awards may include, but are not limited to, the following:

         Stock Options. A stock option gives the recipient, or the optionee, the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price of each option may not be less than 100% of fair market value on the date of grant. Fair market value for purposes of the 2003 Stock Option Plan means the reported closing price of the common stock on the day the option is granted or, if the common stock is not traded on such date, on the next preceding day on which the common stock was traded.

         Stock options are either incentive stock options or non-qualified stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended. Employees of the Company and its subsidiaries are eligible to receive incentive stock options. A stock option may be exercised in whole or in installments, which may be cumulative. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise either in cash or with stock of the Company, as determined by the Committee, or with a combination of cash and stock. Stock options are subject to vesting conditions and restrictions as determined by the Committee.

         Limited Rights. A limited right gives the option holder the right, upon a change in control of the Company, to receive the excess of the market value of the shares represented by the limited right on the date exercised over the exercise price. Limited rights will generally be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Payment upon exercise of a limited right will be in cash or, in the event of a merger transaction, in shares of the acquiring corporation or its parent, as applicable.

         Limited rights may be granted at the time of, and must be related to, the grant of a stock option. The exercise of a limited right is in lieu of the exercise of a stock option and vice versa. If a limited right is granted with and related to an incentive stock option, the limited right must satisfy all the restrictions and limitations to which the related incentive stock option is subject.

         Reload Options. Reload options entitle the option holder, who has delivered shares of Company common stock as payment of the exercise price for the stock option, to a new option to acquire additional shares equal in an amount to the shares the option holder has traded in for payment of the exercise price. Reload options may also be granted to replace option shares retained by the Company for payment of the optionholder's withholding tax. The option price at which additional shares of stock may be purchased through the exercise of a reload option is equal to the market value of the common stock that was surrendered to pay the exercise price of the option at the time it was surrendered. The option period during which the reload option may be exercised expires at the same time as that of the original option that was exercised.

         Generally, all awards, except nonincentive stock options, granted under the 2003 Stock Option Plan will be nontransferable except by will or in accordance with the laws of descent and distribution or pursuant to a domestic relations order. During the life of the participant, awards can be exercised only by him or her. The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the 2003 Stock Option Plan upon the participant's death.

Change in Control

         Upon the occurrence of an event constituting a change in control of the Company as defined in the 2003 Stock Option Plan, all awards outstanding will become vested immediately.

Tax Consequences

         The following are the federal tax consequences generally arising with respect to awards granted under the 2003 Stock Option Plan. The grant of an option or limited right will create no tax consequences for an optionee or the Company. The optionee will have no taxable income upon exercising an incentive stock option and the Company will receive no deduction when an incentive stock option is exercised. Upon exercise of a non-qualified option, the optionee must recognize ordinary income equal to the difference between the exercise price and the fair market value of the stock on the date of exercise, and the Company will be entitled to a deduction for the same amount. The tax treatment for an optionee on a disposition of shares acquired through the exercise of an option depends on how long the shares have been held and whether such shares were acquired by exercising an incentive stock option or a non-qualified option. Generally, there will be no tax consequences to the Company in connection with the disposition of shares acquired pursuant to an option, except that the Company may be entitled to a deduction if shares acquired pursuant to an incentive stock option are sold before the required holding periods have been satisfied.

         No options have been granted under the 2003 Stock Option Plan as of the date of this proxy statement. There are 12 outside directors of the Company and its subsidiaries and 106 employees eligible to participate in the 2003 Stock Option Plan.

         As of May 12, 2003, the last sale price of the Common Stock, as reported on the Nasdaq SmallCap Market, was $15.31. The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting is required to approve the 2003 Stock Option Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE NCRIC GROUP, INC. 2003 STOCK OPTION PLAN.

--------------------------------------------------------------------------------
       PROPOSAL IV - APPROVAL OF THE PLAN OF CONVERSION AND REORGANIZATION
--------------------------------------------------------------------------------

         The Board of Directors of NCRIC Group has approved the plan of conversion and reorganization pursuant to which our organization will convert from the mutual holding company form of organization to the fully stock form. NCRIC, A Mutual Holding Company (the "Mutual Holding Company") owns 100% of the outstanding shares of common stock of NCRIC Holdings, Inc. ("Holdings"), which holds 59.9% of the issued and outstanding shares of common stock of NCRIC Group. The remaining 40.1% of the outstanding shares of common stock of NCRIC Group is held by the public.

         In accordance with the plan of conversion and reorganization, the following transactions will occur:

         (1) Holdings will merge with and into NCRIC Group (the "Mid-Tier Merger") with NCRIC Group as the resulting entity pursuant to an Agreement of Merger between Holdings and NCRIC Group. As a result of the Mid-Tier Merger, the Mutual Holding Company will receive the shares of NCRIC Group common stock held by Holdings and the Holdings common stock held by Mutual Holding Company will be cancelled.

         (2) Immediately following the Mid-Tier Merger, the Mutual Holding Company will convert to a stock company and merge with and into NCRIC Group, with NCRIC Group as the surviving entity (the "MHC Merger"), pursuant to an Agreement of Merger between NCRIC Group and the Mutual Holding Company. The Mutual Holding Company members will constructively exchange their membership interests for stock of the converted company and then will exchange the stock of the converted company for interests in a liquidation account in NCRIC Group.

         (3) Immediately after the MHC Merger, NCRIC Group will merge with and into a Delaware Corporation that is initially to be established as a subsidiary of NCRIC Group, with the Delaware Corporation (which shall be referred to herein as "NCRIC Group (Delaware)") as the surviving entity, pursuant to an Agreement of Merger between NCRIC Group and NCRIC Group (Delaware) (the "Holding Company Merger"). As a result of the Holding Company Merger, public stockholders will exchange their shares of NCRIC Group for shares of NCRIC Group (Delaware), pursuant to the exchange ratio (as defined in the Plan of Conversion). Persons who received an interest in the liquidation account in NCRIC Group will exchange their liquidation account in NCRIC Group for an interest in a liquidation account in, and subscription rights to purchase shares of common stock of, NCRIC Group (Delaware), as the successor to the MHC.

         (4) Immediately after the above Mergers, NCRIC Group (Delaware) will sell shares in the Offering.

         At the conclusion of the conversion and offering, each share of NCRIC Group common stock owned by persons other than the Mutual Holding Company (the public shares) will be converted automatically into the right to receive new shares of NCRIC Group, Inc. (our newly-formed Delaware corporation and successor to NCRIC Group) common stock, determined pursuant to an exchange ratio. The exchange ratio will ensure that immediately after the exchange of existing shares of NCRIC Group for new shares of our newly-formed Delaware corporation, the public shareholders of NCRIC Group common stock will own the same aggregate percentage of new NCRIC Group common stock that they owned immediately prior to the conversion, excluding any shares they purchased in the offering.

         Approval of the plan of conversion and reorganization will also be deemed to be approval of the merger of NCRIC, A Mutual Holding Company and NCRIC Holdings, Inc. into NCRIC Group and the subsequent merger of NCRIC Group into the newly formed Delaware corporation of the same name (the "Mergers"). The affirmative vote of the holders of at least two-thirds of the outstanding shares of common stock of NCRIC Group and a majority of the votes cast by the public shareholders of NCRIC Group common stock also are required to approve the plan of conversion and reorganization.

         In addition to this proxy statement, you have received as part of this mailing a Prospectus that describes the conversion and related stock offering in more detail. The Prospectus is incorporated by reference into this proxy statement. Therefore, you should read carefully the Prospectus prior to voting on the proposal to be presented at the Annual Meeting. Details of the conversion are addressed in the Prospectus sections entitled "Summary," "The Conversion." "Comparison of Stockholder Rights," "Restrictions on Acquisition of NCRIC Group" and "Description of Capital Stock of NCRIC Group Following the Conversion."

Rights of Dissenting Shareholders

         Under District of Columbia law, you may dissent from the Mergers. If you dissent from the Mergers, you have the right to a judicial appraisal of the fair value of your shares conducted by a District of Columbia court. Shareholders who wish to exercise dissenters' rights must strictly comply with the provisions of Section 29-101.73 of the District of Columbia Business Corporation Act. This proxy statement is your only notice of dissenters' rights that NCRIC Group will provide.

         The following is a brief summary of the material provisions of the District of Columbia statutory procedures required to dissent from the Mergers relating to the Conversion and perfect your shareholder dissenters' rights.

         Shareholders wishing to exercise dissenters' rights must, prior to the Annual Meeting, file with the Company a written objection to the Mergers. In addition, dissenting shareholders must not vote in favor of the plan of conversion at the Annual Meeting. To meet this requirement dissenting shareholders may either enter a vote against the plan of conversion and reorganization or simply not enter a vote at all. Voting in favor of the plan of conversion and reorganization will have the effect of waiving the shareholder's right to dissent.

         Next, within 20 days after completion of the Conversion the dissenting shareholder must make a written demand to NCRIC Group for payment of the fair value of the dissenting shareholder's shares as of the day prior to the Annual Meeting. In the written demand for payment, the dissenting shareholder must state the number of shares held by the shareholder. If the dissenting shareholder fails to make the demand for payment within the required 20-day period, the shareholder will forfeit dissenters' rights and be bound by the terms of the plan of conversion and reorganization.

         If the dissenting shareholder and NCRIC Group are able to agree on the fair value of the shares within 30 days after the completion of the Conversion, NCRIC Group shall pay to the dissenting shareholder the agreed upon fair value for the shares. Such payment shall be made immediately if the dissenting shareholder has uncertificated shares, or upon receipt by NCRIC Group of the share certificates in the case of dissenting shareholders who hold NCRIC Group share certificates. NCRIC Group is required to pay the fair value to dissenting shareholders, provided NCRIC Group has received any share certificates held by the dissenting shareholder, within 90 days after the completion of the conversion. Once payment is made to the dissenting shareholder, that shareholder shall cease to have any interest in NCRIC Group.

         If the dissenting shareholder and NCRIC Group cannot agree on the fair value of the dissenting shareholder's shares within the 30-day period following the completion of the Conversion, the dissenting shareholder may, within 60 days following the expiration of the 30-day period, file a petition in a court of competent jurisdiction in the District of Columbia requesting a judicial determination of the fair value of the dissenting shareholder's shares.
Following the judicial determination of fair value, NCRIC Group will pay dissenting shareholders, in cash, the judicially determined fair value of the shares plus interest at an annual rate of 5% computed from the date of the Annual Meeting until the date of the judgment. NCRIC Group shall make payment immediately following the judicial determination for holders of uncertificated shares, or upon receipt of the share certificates in the case of dissenting shareholders who hold share certificates. After receiving payment for the full value of the shares, the dissenting shareholder shall cease to have any interest in NCRIC Group.

         If the dissenting  shareholder fails to meet any of the requirements of
Section 29-101.73, the shareholder will waive all dissenters' rights and will be bound by the terms of the merger agreements and the related plan of conversion and reorganization. Because of the complexity of Section 29-101.73, shareholders who may wish to dissent from the Mergers and pursue their dissenters' rights should consult their legal advisers.

THE BOARD OF DIRECTORS OF THE COMPANY BELIEVES THAT THE CONVERSION IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PLAN OF CONVERSION AND REORGANIZATION.

                   ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
                              AT AN ANNUAL MEETING

         The Bylaws of NCRIC Group provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a shareholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the shareholder must give written notice to the Secretary of NCRIC Group not less than ninety (90) days before the date of the proxy statement relating to the prior year's annual meeting. The notice must include the shareholder's name, record address and number of shares owned by the shareholder, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the shareholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require NCRIC Group to include in its proxy statement and proxy relating to an annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received. Accordingly, in accordance with the foregoing, advance written notice of business or nominations to the Board of Directors to be brought before the 2004 Annual Meeting of Shareholders must be given to NCRIC Group no later than February 13, 2004. If notice is received after February 13, 2004, it will be considered untimely, and NCRIC Group will not be required to present the matter at the shareholders meeting.

                              SHAREHOLDER PROPOSALS

         In order to be eligible for inclusion in NCRIC Group's proxy material for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at NCRIC Group's office, 1115 30th Street, N.W., Washington, D.C. 20007, no later than January 14, 2004. Nothing in this paragraph shall be deemed to require NCRIC Group to include in its proxy statement and proxy relating to an annual meeting any shareholder proposal that does not meet all of the requirements for inclusion established by the SEC.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ William E. Burgess

                                              William E. Burgess
                                              Secretary

Washington, D.C.
May 14, 2003

A COPY OF NCRIC GROUP'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002 WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS UPON THE WRITTEN REQUEST TO THE SECRETARY, NCRIC GROUP, INC., 1115 30TH STREET, N.W., WASHINGTON, D.C. 20007.

                                                                       Exhibit A
                                NCRIC GROUP, INC.
                              2003 STOCK AWARD PLAN


1.       Establishment of the Plan; Creation of Separate Trust

         (a) NCRIC Group, Inc. (the "Company") hereby establishes the NCRIC Group, Inc. Stock Award Plan (the "Plan") upon the terms and conditions hereinafter stated in the Plan.

         (b) A separate trust or trusts may be established to purchase shares of the Common Stock that will be awarded hereunder (the "Trust"). If a trust is established and a Recipient hereunder fails to satisfy the conditions of the Plan and forfeits all or any portion of the Common Stock awarded to him or her, such forfeited shares will be returned to said Trust. If no trust is established, forfeited shares shall be cancelled or held in treasury as determined by the Committee.

2.       Purpose of the Plan

         The purpose of the Plan is to advance the interests of NCRIC Group, Inc. (the "Company") and the Company's stockholders by providing Key Employees and Outside Directors of the Company and its Affiliates, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with compensation for their contributions to the Company and its Affiliates and an additional incentive to perform in a superior manner, as well as to attract people of experience and ability.

3.       Definitions

         The following words and phrases, when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural:

         "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company, including without limitation NCRIC, Inc. and NCRIC MSO, Inc., as such terms are defined in Section 424(e) and (f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

         "Award" means the grant by the Committee of Restricted Stock, as provided in the Plan.

         "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

         "Board" or "Board of Directors" means the Board of Directors of the Company, unless otherwise noted.

         "Cause" means (i) fraud, dishonesty, gross negligence or willful misconduct in the performance of a Key Employee or Outside Director's duties, including willful failure to perform such duties as may properly be assigned to him or her.

         "Change in Control" of the Company means a change in control of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) without limitation, a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the Company's or an Affiliate's employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Company or similar transaction in which the Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Committee" means a committee of the Board of the Company consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

         "Common Stock" means shares of the common stock of the Company, par value $.01 per share.

         "Company" means NCRIC Group, Inc., or a successor corporation.

         "Continuous Service" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee and continuation of service as a Director Emeritus following cessation of service as a Director. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or one of its Affiliates.

         "Director" means a member of the Board.

         "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director or Outside Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of such employee's lifetime.

         "Effective Date" means the date of, or a date determined by the Board following, approval of the Plan by the Company's stockholders.

         "Key Employee" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

         "Non-Employee Director" means, for purposes of the Plan, a Director who
(a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

         "Normal Retirement" means a termination of employment which constitutes a "retirement" under any employee stock ownership plan maintained by the Company or an Affiliate, or, if no such plan is applicable, which would constitute "retirement" under any qualified pension benefit plan maintained by the Company or an Affiliate, if such individual were a participant in such plan. With respect to an Outside Director shall mean retirement form the Board in connection with any retirement policy established by the Board, or if none, retirement on or after attainment of age 65.

         "Outside Director" means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

         "Recipient" means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an Award under the Plan.

         "Restricted Period" means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 6 with respect to Restricted Stock awarded under the Plan.

         "Restricted Stock" means shares of Common Stock that have been contingently awarded to a Recipient by the Committee subject to the restrictions referred to in Section 6, so long as such restrictions are in effect.

4.       Administration of the Plan.

         (a) Role of the Committee. The Plan shall be administered by the Committee. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

         (b) Role of the Board. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board of Directors of the Company. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in the Plan, may take any action under or with respect to the Plan that the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that except as provided in Section 6(b), the Board may not revoke any Award except in the event of revocation for Cause or with respect to unearned Awards in the event the Recipient of an Award voluntarily terminates employment with the Company or one of its Affiliates prior to Normal Retirement.

         (c) Plan Administration Restrictions. All transactions involving a grant, award or other acquisitions from the Company shall:

                  (i) be approved by the Company's full Board or by the Committee;

                  (ii) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the shares present, or represented and entitled to vote at a meeting duly held in accordance with the laws under which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote, provided that such ratification occurs no later than the date of the next annual meeting of stockholders; or

                  (iii) result in the acquisition of Common Stock that is held by the Recipient for a period of six months following the date of such acquisition.

         (d) Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Company shall indemnify such member against expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

5.       Eligibility; Awards

         (a) Eligibility. Key Employees and Outside Directors are eligible to receive Awards.

         (b) Awards to Key Employees and Outside Directors. The Committee may determine which of the Key Employees and Outside Directors referenced in Section 5(a) will be granted Awards and the number of shares covered by each Award. Shares of Restricted Stock that are awarded by the Committee shall, on the date of the Award, be registered in the name of the Recipient and transferred to the Recipient, in accordance with the terms and conditions established under the Plan. The aggregate number of shares that shall be issued under the Plan is four percent of the shares of common stock sold by the Company (for cash) in connection with the second step conversion, up to a maximum of 174,570 shares.

         (c) In the event Restricted Stock is forfeited for any reason, the Committee, from time to time, may determine which of the Key Employees and Outside Directors will be granted additional Awards to be awarded from forfeited Restricted Stock.

         (d) In selecting those Key Employees and Outside Directors to whom Awards will be granted and the amount of Restricted Stock covered by such Awards, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employees and Outside Directors, the length and value of their services to the Company and its Affiliates, the compensation paid to the Key Employees or fees paid to the Outside Directors, and the Committee may request the written recommendation of the Chief Executive Officer and other senior executive officers of the

Company and its Affiliates or the recommendation of the full Board. All allocations by the Committee shall be subject to review, and approval or rejection, by the Board.

         No Restricted Stock shall be earned unless the Recipient maintains Continuous Service with the Company or an Affiliate until the restrictions lapse.

         (e) Manner of Award. As promptly as practicable after a determination is made pursuant to Section 5(b) to grant an Award, the Committee shall notify the Recipient in writing of the grant of the Award, the number of shares of Restricted Stock covered by the Award, and the terms upon which the Restricted Stock subject to the Award may be earned. Upon notification of an Award of Restricted Stock, the Recipient shall execute and return to the Company a restricted stock agreement (the "Restricted Stock Agreement") setting forth the terms and conditions under which the Recipient shall earn the Restricted Stock, together with a stock power or stock powers endorsed in blank. Thereafter, the Recipient's Restricted Stock and stock power shall be deposited with an escrow agent specified by the Company ("Escrow Agent") who shall hold such Restricted Stock under the terms and conditions set forth in the Restricted Stock Agreement. Each certificate in respect of shares of Restricted Stock Awarded under the Plan shall be registered in the name of the Recipient.

         (g) Treatment of Forfeited Shares. In the event shares of Restricted Stock are forfeited by a Recipient, such shares shall be returned to the Company and shall be held and accounted for pursuant to the terms of the Plan until such time as the Restricted Stock is re-awarded to another Recipient, in accordance with the terms of the Plan and the applicable state and federal laws, rules and regulations.

6.       Terms and Conditions of Restricted Stock

         The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant awards of Restricted Stock to Key Employees and Outside Directors and, in addition to the terms and conditions contained in Sections 6(a) through 6(g), to provide such other terms and conditions (which need not be identical among Recipients) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

         (a) General Rules. Restricted Stock shall be earned by a Recipient at the rate or rates determined by the Committee, provided that such Recipient maintains Continuous Service. Subject to any such other terms and conditions as the Committee shall provide with respect to Awards, shares of Restricted Stock may not be sold, assigned, transferred (within the meaning of Code Section 83), pledged or otherwise encumbered by the Recipient, except as hereinafter provided, during the Restricted Period.

         (b) Continuous Service; Forfeiture. Except as provided in Section 6(c), if a Recipient ceases to maintain Continuous Service for any reason, unless the Committee shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Recipient and which at the time of such termination of Continuous Service are subject to the restrictions imposed by Section 6(a) shall upon such termination of Continuous Service be forfeited. Any stock dividends or declared but unpaid cash dividends attributable to such shares of Restricted Stock shall also be forfeited.

         (c) Exception for Termination Due to Death or Disability, Normal Retirement and Following a Change in Control. Notwithstanding the general rule contained in Section 6(a) and (b), Restricted Stock awarded to a Recipient whose employment with the Company or an Affiliate or service on the Board terminates due to death, Disability, or Normal Retirement, or following a Change in Control, shall be deemed earned as of the Recipient's last day of employment with the Company or an Affiliate, or last day of service on the Board of the Company or an Affiliate; provided that Restricted Stock awarded to a Key Employee who at any time also serves as a Director shall not be deemed earned until both employment and service as a Director have been terminated.

         (d) Revocation for Cause. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Award, or portion thereof, previously awarded under the Plan, to the extent Restricted Stock has not been redelivered by the Escrow Agent to the Recipient, whether or not yet earned, in the case of a Key Employee whose employment is terminated by the Company or an Affiliate or an Outside Director whose service is terminated by the Company or an Affiliate for Cause or who is discovered after termination of employment or service on the Board to have engaged in conduct that would have justified termination for Cause.

         (e) Restricted Stock Legend. Each certificate in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Recipient and deposited by the Recipient, together with a stock power endorsed in blank, with the Escrow Agent, and shall bear the following (or a similar) legend:

         "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the NCRIC Group, Inc. Stock Award Plan. Copies of such Plan are on file in the offices of the Secretary of NCRIC Group, Inc., 1115 30th Street, N.W., Washington, D.C. 20007."

         (f) Payment of Dividends and Return of Capital. After an Award has been granted but before such Award has been earned, the Recipient shall receive any cash dividends paid with respect to such shares, or shall share in any pro-rata return of capital to all stockholders with respect to the Common Stock. Stock dividends declared by the Company and paid on Awards that have not yet been earned shall be subject to the same restrictions as the Restricted Stock and the certificate(s) or other instruments representing or evidencing such shares shall be legended in the manner provided in Section 6(e) and shall be delivered to the Escrow Agent for distribution to the Recipient when the Restricted Stock upon which such dividends were paid are earned. Unless the Recipient has made an election under Section 83(b) of the Code, cash dividends or other amounts so paid on shares that have not yet been earned by the Recipient shall be treated as compensation income to the Recipient when paid. If dividends are paid with respect to shares of Restricted Stock under the Plan that have been forfeited and returned to the Company or to a trust established to hold issued and unawarded or forfeited shares, the Committee can determine to award such dividends to any Recipient or Recipients under the Plan, to any other employee or director of the Company or its Affiliates, or can return such dividends to the Company.

         (g) Voting of Restricted Shares. After an Award has been granted, the Recipient as conditional owner of the Restricted Stock shall have the right to vote such shares.

         (h) Delivery of Earned Shares. At the expiration of the restrictions imposed by Section 6(a), the Escrow Agent shall redeliver to the Recipient (or where the relevant provision of Section 6(c) applies in the case of a deceased Recipient, to his Beneficiary) the certificate(s) and any remaining stock power deposited with it pursuant to Section 5(d) and the shares represented by such certificate(s) shall be free of the restrictions referred to in Section 6(a).

7.       Adjustments upon Changes in Capitalization

         In the event of any change in the outstanding shares subsequent to the Effective Date by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, or any merger, consolidation or any change in the corporate structure or shares of the Company, without receipt or payment of consideration by the Company, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Recipient with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Escrow Agent in the manner provided in Section 6(e).

8.       Assignments and Transfers

         No Award nor any right or interest of a Recipient under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred (within the meaning of Code Section 83) except, in the event of the death of a Recipient, by will or the laws of descent and distribution until such Award is earned.

9.       Key Employee Rights under the Plan

         No Key Employee shall have a right to be selected as a Recipient nor, having been so selected, to be selected again as a Recipient and no Key Employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any Key Employee any right to be retained in the employ of the Company or any Affiliate.

10.      Outside Director Rights under the Plan

         Neither the Plan nor any action taken thereunder shall be construed as giving any Outside Director any right to be retained in the service of the Company or any Affiliate.

11.      Withholding Tax

         Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time that an election is made by the Recipient under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Company shall have the right to require the Recipient or other person receiving such shares to pay the Company the minimum amount of any federal or state taxes, including payroll taxes, that are applicable to such supplemental income and that the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Company shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes that the Company is required to withhold with respect to such dividend payments.

12.      Amendment or Termination

         The Board of the Company may amend, suspend or terminate the Plan or any portion thereof at any time, provided, however, that no such amendment, suspension or termination shall impair the rights of any Recipient, without his consent, in any Award theretofore made pursuant to the Plan. Any amendment or modification of the Plan or an outstanding Award under the Plan, shall be approved by the Committee, or the full Board of the Company.

13.      Governing Law

         The Plan shall be governed by the laws of the State of Delaware.

14.      Term of Plan

         The Plan shall become effective on the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders. It shall continue in effect until the earlier of (i) ten years from the Effective Date unless sooner terminated under Section 12 hereof, or
(ii) the date on which all shares of Common Stock available for award hereunder, have vested in the Recipients of such Awards.

                                                                       Exhibit B
                                NCRIC GROUP, INC.
                             2003 STOCK OPTION PLAN

1.       Purpose

         The purpose of the NCRIC Group, Inc. 2003 Stock Option Plan (the "Plan") is to advance the interests of NCRIC Group, Inc. (the "Company") and its stockholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including NCRIC, Inc., upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with an additional incentive to perform in a superior manner as well as to attract people of experience and ability.

2.       Definitions

         "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company, including without limitation NCRIC, Inc. and NCRIC MSO, Inc., as such terms are defined in Section 424(e) or 424(f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

         "Award" means an Award of Non-Statutory Stock Options, Incentive Stock Options, Limited Rights, Reload Options and/or Dividend Equivalent Rights granted under the provisions of the Plan.

         "Beneficiary" means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

         "Board" or "Board of Directors" means the board of directors of the Company, unless otherwise noted herein.

         "Cause" means (i) fraud, dishonesty, gross negligence or willful misconduct in the performance of a Key Employee or Outside Director's duties, including willful failure to perform such duties as may properly be assigned to him or her.

         "Change in Control" of the Company means a change in control of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) without limitation, a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's outstanding securities except for any securities purchased by the Company's or an Affiliate's employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Company or similar transaction in which the

Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Committee" means the Stock Benefits Committee consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

         "Common Stock" means shares of the common stock of the Company, par value $.01 per share.

         "Company" means NCRIC Group, Inc., or a successor corporation.

         "Continuous Service" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee or continuation of service as a Director Emeritus following cessation of service as a Director. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other approved leave of absence or in the case of transfers between payroll locations of the Company, its subsidiaries or its successor.

         "Date of Grant" means the actual date on which an Award is granted by the Committee.

         "Director" means a member of the Board.

         "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director or Outside Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said employee's lifetime.

         "Effective Date" means the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders.

         "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the reported closing price of the Common Stock as reported by the Nasdaq stock market (as published in The Wall Street Journal, if published) on the day prior to such date, or if the Common Stock was not traded on the day prior to such date, on the next preceding day on which the Common Stock was traded; provided, however, that if the Common Stock is not reported on the Nasdaq stock market, Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Common Stock sold during the 90-day period immediately preceding the date on which such stock option was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee. The Committee is authorized, but is not required, to obtain an independent appraisal to determine the Fair Market Value of the Common Stock.

         "Incentive Stock Option" means an Option granted by the Committee to a Key Employee, which Option is designated as an Incentive Stock Option pursuant to Section 9.

         "Key Employee" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

         "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 10.

         "Non-Statutory Stock Option" means an Option granted by the Committee to (i) an Outside Director or (ii) any other Participant and such Option is either (A) not designated by the Committee as an Incentive Stock Option, or (B) fails to satisfy the requirements of an Incentive Stock Option as set forth in
Section 422 of the Code and the regulations thereunder.

         "Non-Employee Director" means, for purposes of the Plan, a Director who
(a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

         "Normal Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Company or an Affiliate, or, if no such plan is applicable, which would constitute "retirement" under any qualified pension benefit plan maintained by the Company or an Affiliate, if such individual were a participant in such plan. With respect to an Outside Director shall mean retirement form the Board in connection with any retirement policy established by the Board, or if none, retirement on or after attainment of age 65.

         "Option" means an Award granted under Section 8 or Section 9.

         "Outside Director" means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

         "Participant" means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an award under the Plan.

         "Reload Option" means an option to acquire shares of Common Stock equivalent to the number of shares (i) used by a Participant to pay for an Option, or (ii) deducted from any distribution in order to satisfy income tax required to be withheld, based upon the terms set forth in Section 19 of the Plan.

         "Right" means a Limited Right.

         "Termination for Cause" means the termination of employment or termination of service on the Board caused by the individual's personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses), or a final cease-and-desist order, any of which results in material loss to the Company or one of its Affiliates.

3.       Plan Administration Restrictions

         The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries.

         All transactions involving a grant, award or other acquisition from the Company shall:

         (a) be approved by the Company's full Board or by the Committee; or

         (b) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the securities present, or represented and entitled to vote at a meeting duly held in accordance with the laws of the state in which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

         (c) result in the acquisition of an Option or Limited Right that is held by the Participant for a period of six months following the date of such acquisition.

4.       Types of Awards

         Awards  under the Plan may be granted in any one or a  combination  of:
(a) Incentive Stock Options; (b) Non-Statutory Stock Options; (c) Limited Rights; (d) Dividend Equivalent Rights; and (e) Reload Options.

5.       Stock Subject to the Plan

         Subject to adjustment as provided in Section 17, the maximum number of shares reserved for issuance under the Plan is ten percent of the shares of common stock sold by the Company (for cash) in connection with the second step conversion, up to a maximum of 436,425 shares. Shares issued under the Plan may be issued by the Company from authorized but unissued shares, treasury shares, or acquired by the Company in open market purchases. To the extent that Options or Rights granted under the Plan are exercised, the shares covered will be unavailable for future grants under the Plan; to the extent that Options together with any related Rights granted under the Plan terminate, expire or are forfeited without having been exercised or, in the case of Limited Rights exercised for cash, new Awards may be made with respect to these shares. In addition, any shares that are used for full or partial payment of the exercise price of any Option in connection with a Reload Option will not be counted as issued under the Plan and will be available for future grants under the Plan.

6.       Eligibility

         Key Employees of the Company and its Affiliates shall be eligible to receive Incentive Stock Options, Non-Statutory Stock Options, Limited Rights, Dividend Equivalent Rights and/or Reload Options under the Plan. Outside Directors shall be eligible to receive Non-Statutory Stock Options, Dividend Equivalent Rights and/or Reload Options under the Plan.

7.       General Terms and Conditions of Options and Rights

         (a) The Committee shall have full and complete authority and discretion, except as expressly limited by the Plan, to grant Options and/or Rights and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions: (i) the Exercise Price of any Option or Right, which shall not be less than the Fair Market Value per share on the Date of Grant, (ii) the number of shares of Common Stock subject to, and the expiration date of, any Option or Right, which expiration date shall not exceed ten years from the Date of Grant, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option or Right, and (iv) the restrictions, if any, to be placed upon such Option or Right or upon shares of Common Stock which may be issued upon exercise of such Option or Right.

8.       Non-Statutory Stock Options

         The Committee may, from time to time, grant Non-Statutory Stock Options to eligible Key Employees and Outside Directors. Non-Statutory Stock Options granted under the Plan, including Non-Statutory Stock Options granted in exchange for and upon surrender of previously granted Awards, are subject to the terms and conditions set forth in this Section. Subject to adjustment as provided in Section 17 of the Plan (and except for shares awarded pursuant to the exercise of a Reload Option), the maximum number of shares subject to a Non-Statutory Option that may be awarded under the Plan to any Key Employee shall be 150,000.

         (a) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Participant specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

         (b) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option shall be the Fair Market Value of the Common Stock of the Company on the Date of Grant. Shares may be purchased only upon full payment of the purchase price in one or more of the manners set forth in Section 13 hereof, as determined b the Committee.

         (c) Vesting. A Non-Statutory Stock Option granted under the Plan shall vest in a Participant at the rate or rates determined by the Committee. No
Options shall become vested in a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein.

         (d) Exercise of Options. A vested Option may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company, or his designee. Such notice shall be irrevocable and must be accompanied by full payment of the purchase price in cash or shares of Common Stock at the Fair Market Value of such shares, determined on the exercise date in the manner described in Section 2 hereof. If previously acquired shares of Common Stock are tendered in payment of all or part of the exercise price, the value of such shares shall be determined as of the date of such exercise.

         (e) Amount of Awards. Non-Statutory Stock Options may be granted to any Key Employee or Outside Director in such amounts as determined by the Committee. In granting Non-Statutory Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibility of the Key Employee or Outside Director, the length and value of his service to the Company or any Affiliate, the compensation paid to the Key Employee or Outside Director, and the Committee's evaluation of the performance of the Company or the Affiliate, according to measurements that may include, among others, key financial ratios, level of classified assets and independent audit findings.

         (f) Term of Options. Unless the Committee determines otherwise, the term during which Non-Statutory Stock Options granted to Outside Directors may be exercised shall not exceed ten years from the Date of Grant. In no event shall a Non-Statutory Stock Option be exercisable in whole or in part more than ten years from the Date of Grant. The Committee may, in its sole discretion, accelerate the time during which any Non-Statutory Stock Option vests in whole or in part to the Key Employees and/or Outside Directors.

         (g) Termination of Employment or Service. Upon the termination of a Key Employee's employment, or upon termination of an Outside Director's service, for any reason other than death, Disability, Termination for Cause, termination upon Normal Retirement, or termination following a Change of Control (other than for Cause following a Change of Control), the Participant's Non-Statutory Stock Options shall be exercisable only as to those shares that were immediately purchasable on the date of termination and only for one year following termination. In the event of Termination for Cause, all rights under a Participant's Non-Statutory Stock Options shall expire upon termination. In the event of the Participant's termination of employment or service due to death or Disability, or following a Change of Control or due to Normal Retirement, all Non-Statutory Stock Options held by the Participant, whether or not vested at such time, shall vest and become exercisable by the Participant or his legal representative or beneficiaries for one year following the date of such termination, death or cessation of employment or service, provided that in no event shall the period extend beyond the expiration of the Non-Statutory Stock Option term.

         (h) Transferability. In the discretion of the Board, all or any Non-Statutory Stock Option granted hereunder may be transferable by the Participant once the Option has vested in the Participant, provided, however, that the Board may limit the transferability of such Option or Options to a designated class or classes of persons.

9.       Incentive Stock Options

         The Committee may, from time to time, grant Incentive Stock Options to Key Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

         (a) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Key Employee specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

         (b) Price. Subject to Section 17 of the Plan and Section 422 of the Code, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. However, if a Key Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates (or under Section 424(d) of the Code is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares determined on the exercise date.

         (c) Vesting. Incentive Stock Options awarded to Key Employees shall vest at the rate or rates determined by the Committee. No Incentive Stock Option shall become vested in a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein.

         (d) Exercise of Options. Vested Options may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company, or his designee. Such notice is irrevocable and must be accompanied by full payment of the exercise price in cash or shares of Common Stock at the Fair Market Value of such shares determined on the exercise date.

         The Options comprising each installment may be exercised in whole or in part at any time after such installment becomes vested, provided that the amount able to be first exercised in a given year is consistent with the terms of
Section 422 of the Code. To the extent required by Section 422 of the Code, the aggregate Fair Market Value (determined at the time the Option is granted) of the Common Stock for which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its Affiliates) shall not exceed $100,000.

         The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part, provided that it is consistent with the terms of Section 422 of the Code. Notwithstanding the above, in the event of a Change of Control of the Company, all Incentive Stock Options that have been awarded shall become immediately exercisable, provided, however, that if the aggregate Fair Market Value (determined at the time the Option is granted) of Common Stock for which Options are exercisable as a result of a Change of Control, together with the aggregate Fair Market Value (determined at the time the Option is granted) of all other Common Stock for which Incentive Stock Options become exercisable during such year, exceeds $100,000, then the first $100,000 of Incentive Stock Options (determined as of the Date of Grant) shall be exercisable as Incentive Stock Options and any excess shall be exercisable as Non-Statutory Stock Options (but shall remain subject to the provisions of this Section 9 to the extent permitted).

         (e) Amounts of Awards. Incentive Stock Options may be granted to any eligible Key Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. Notwithstanding the above, and subject to adjustment pursuant to Section 17 of the Plan (and except for shares awarded pursuant to the exercise of a Reload Option), the maximum number of shares that may be subject to an Incentive Stock Option awarded under the Plan to any Key Employee shall be 150,000 shares. In granting Incentive Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employee, the length and value of his or her service to the Company, or any Affiliate, the compensation paid to the Key Employee and the Committee's evaluation of the performance of the Company, or any Affiliate, according to measurements that may include, among others, key financial ratios, levels of classified assets, and independent audit findings. The provisions of this
Section 9(e) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.

         (f) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, provided, however, in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If any Key Employee, at the time an Incentive Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliate (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the Incentive Stock Option granted to him shall not be exercisable after the expiration of five years from the Date of Grant.

         (g) Termination of Employment. Upon the termination of a Key Employee's employment for any reason other than death, Disability, Termination for Cause, termination upon Normal Retirement, or termination following a Change of Control (other than for Cause following a Change of Control), the Key Employee's Incentive Stock Options shall be exercisable only as to those shares that were immediately purchasable by such Key Employee at the date of termination for a period of three months following termination. Upon termination of a Key
Employee's employment due to death or Disability, or following a Change of Control or due to Normal Retirement, all Incentive Options held by a Key Employee, whether or not vested at such time, shall vest and become exercisable by the Participant or his legal representative or beneficiaries for one year following the date of such termination, death or cessation of employment, provided that in no event shall the period extend beyond the expiration of the Stock Option term, and provided, further, that such Option shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than three months following termination. In the event of Termination for Cause all rights under the Incentive Stock Options shall expire upon termination.

         No Option shall be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than one year following termination of employment due to Disability. In order to obtain Incentive Stock Option treatment for Options exercised by heirs or devisees of an Optionee, the Optionee's death must have occurred while employed or within three months of termination of employment.

         (h) Transferability. No Incentive Stock Option granted under the Plan is transferable except by will or the laws of descent and distribution and is exercisable during his lifetime only by the Key Employee to which it is granted.

         (i) Compliance with Code. The options granted under this Section 9 are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any Option as an Incentive Stock Option within the meaning of Section 422 of the Code. If an Option granted hereunder fails for whatever reason to comply with the provisions of Section 422 of the Code, and such failure is not or cannot be cured, such Option shall be a Non-Statutory Stock Option.

10.      Limited Rights

         The Committee may grant a Limited Right simultaneously with the grant of any Option to any Key Employee of the Company or any Affiliate, with respect to all or some of the shares covered by such Option. Limited Rights granted under the Plan are subject to the following terms and conditions:

         (a) Terms of Rights. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only in the event of a Change of Control of the Company.

         The Limited Right may be exercised only when the underlying Option is eligible to be exercised, provided that the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related Option.

         Upon exercise of a Limited Right, the related Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying Option. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

         (b) Payment. Upon exercise of a Limited Right, the holder shall promptly receive from the Company an amount of cash or shares of stock equal in value to the difference between the Fair Market Value on the Date of Grant of the related Option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised.

11.      Reload Option

         Simultaneously with the grant of any Option to a Participant, the Committee may grant a Reload Option with respect to all or some of the shares covered by such Option. A Reload Option may be granted to a Participant who satisfies all or part of the exercise price of the Option with shares of Common Stock (as described in Section 13(c) below). The Reload Option represents an additional Option to acquire the same number of shares of Common Stock as is used by the Participant to pay for the original Option. Reload Options may also be granted to replace Common Stock withheld by the Company for payment of a Participant's withholding tax under Section 19. A Reload Option is subject to all of the same terms and conditions as the original Option, including the remaining Option exercise term, except that (i) the exercise price of the shares of Common Stock subject to the Reload Option will be determined at the time the original Option is exercised and (ii) such Reload Option will conform to all provisions of the Plan at the time the original Option is exercised.

12.      Surrender of Option

         In the event of a Participant's termination of employment or termination of service as a result of death or Disability, the Participant (or his or her personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee, make application to surrender all or part of the Options held by such Participant in exchange for a cash payment from the Company of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination of employment or the date of termination of service on the Board and the exercise price per share of the Option. Whether the Company accepts such application or determines to make payment, in whole or part, is within its absolute and sole discretion, it being expressly understood that the Company is under no obligation to any Participant whatsoever to make such payments. In the event that the Company accepts such application and determines to make payment, such payment shall be in lieu of the exercise of the underlying Option and such Option shall cease to be exercisable.

13.      Alternate Option Payment Mechanism

         The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the agreement with the Participant covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

         (a) Cash Payment. The exercise price may be paid in cash or by certified check. To the extent permitted by law, the Committee may permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

         (b) Cashless Exercise. Subject to vesting requirements, if applicable, a Participant may engage in a "cashless exercise" of the Option. Upon a cashless exercise, the Participant shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Common Stock subject to the Option and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Participant does not sell the Common Stock subject to the Option through a registered broker-dealer or equivalent third party, the Participant may give the Company written notice of the exercise of the Option and the third party purchaser of the Common Stock subject to the Option shall pay the Option exercise price plus applicable withholding taxes to the Company.

         (c) Exchange of Common Stock. The Committee may permit payment of the Option exercise price by the tendering of previously acquired shares of Common Stock. All shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock. No tendered shares of Common Stock which were acquired by the Participant upon the previous exercise of an Option or as awards under a stock award plan (such as the Company's Recognition and Retention Plan) shall be accepted for exchange unless the Participant has held such shares (without restrictions imposed by said plan or award) for at least six months prior to the exchange.

14.      Rights of a Stockholder

         A Participant shall have no rights as a stockholder with respect to any shares covered by a Non-Statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in the Plan or in any Award granted confers on any person any right to continue in the employ of the Company or its Affiliates or to continue to perform services for the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate his services as an officer, director or employee at any time.

15.      Agreement with Participants

         Each Award of Options, Reload Options, Limited Rights and/or Dividend Equivalent Rights will be evidenced by a written agreement, executed by the Participant and the Company or its Affiliates that describes the conditions for receiving the Awards, including the date of Award, the purchase price, applicable periods, and any other terms and conditions as may be required by the Board or applicable securities laws.

16.      Designation of Beneficiary

         A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Option, Reload Option, Limited Rights or Dividend Equivalent Rights to which he would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a Beneficiary, then his estate will be deemed to be the Beneficiary.

17.      Dilution and Other Adjustments

         In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, pro rata return of capital to all shareholders, recapitalization, or any merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares, without receipt or payment of consideration by the Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

         (a) adjustments in the aggregate number or kind of shares of Common Stock that may be awarded under the Plan;

         (b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan; or

         (c) adjustments in the purchase price of outstanding Incentive and/or Non-Statutory Stock Options, or any Limited Rights attached to such Options.

         No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. With respect to Incentive Stock Options, no such adjustment shall be made if it would be deemed a "modification" of the Award under Section 424 of the Code.

18. Effect of a Change of Control on Option Awards

         In the event of a Change of Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change of Control:

         (a) provide that such Options shall be assumed, or equivalent options shall be substituted ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of
Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall be registered in accordance with the Securities Act of 1933, as amended ("1933 Act") or such securities shall be exempt from such registration (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Participant will receive upon consummation of the Change of Control a cash payment for each Option surrendered equal to the difference between the (1) fair market value of the consideration to be received for each share of Common Stock in the Change of Control times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options; or

         (b) in the event of a transaction under the terms of which the holders of Common Stock will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change of Control transaction, make or provide for a cash payment to the Participants equal to the difference between (1) the Merger Price times the number of shares of Common Stock subject to such Options held by each Participant (to the extent then exercisable at prices not in excess of the Merger Price), and (2) the aggregate exercise price of all such surrendered Options.

19.      Withholding

         There may be deducted from each distribution of cash and/or Common Stock under the Plan the minimum amount of any federal or state taxes, including payroll taxes, that are applicable to such supplemental taxable income and that are required by any governmental authority to be withheld. Shares of Common Stock will be withheld where required from any distribution of Common Stock.

20.      Amendment of the Plan

         The Board may at any time, and from time to time, modify or amend the Plan in any respect, or modify or amend an Award received by Key Employees and/or Outside Directors; provided, however, that no such termination, modification or amendment may affect the rights of a Participant, without his consent, under an outstanding Award.

21.      Effective Date of Plan

         The Plan shall become effective upon the date of approval of the Plan by the Company's stockholders.

22.      Termination of the Plan

         The right to grant Awards under the Plan will terminate upon the earlier of (i) 10 years after the Effective Date, or (ii) the date on which the exercise of Options or related rights equaling the maximum number of shares reserved under the Plan occurs, as set forth in Section 5. The Board may suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

23.      Applicable Law

         The Plan will be administered in accordance with the laws of the State of Delaware.

                                 REVOCABLE PROXY

                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                NCRIC GROUP, INC.

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 24, 2003

         The undersigned shareholder of NCRIC Group, Inc. (the "Company"), hereby appoints the full Board of Directors, with full powers of substitution, as attorneys-in-fact and agents for and in the name of the undersigned, to vote such votes as the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at The Watergate Hotel, 2650 Virginia Avenue, N.W., Washington, D.C. 20037, at 3:00 p.m.,
Washington, D.C. time, on June 24, 2003, and at any and all adjournments thereof. The Board of Directors is authorized to cast all votes to which the undersigned is entitled as follows:

                                                                      WITHHOLD
                                                               FOR    AUTHORITY
                                                               ---    ---------
1. The election of:                                            |_|       |_|

   Leonard M. Glassman
   Stuart A. McFarland
   R. Ray Pate, Jr.
   David M. Seitzman

   to serve on the Company's Board of Directors for a three-year term expiring in 2006.

   To withhold your vote for one or more nominees listed above, write the name of the nominee(s) on the line(s) below

   ------------------------------
   ------------------------------
   ------------------------------

                                                       FOR    AGAINST    ABSTAIN
                                                       ---    -------    -------
2. The  approval  of the NCRIC  Group,  Inc.  2003     |_|      |_|        |_|
   Stock Award Plan;

                                                       FOR    AGAINST    ABSTAIN
                                                       ---    -------    -------
3. The  approval  of the NCRIC  Group,  Inc.  2003     |_|      |_|        |_|
   Stock Option Plan;

                                                       FOR    AGAINST    ABSTAIN
                                                       ---    -------    -------
4. The  approval  of the  plan of  conversion  and     |_|      |_|        |_|
   reorganization   pursuant  to  which  NCRIC,  A
   Mutual Holding Company and NCRIC Holdings, Inc.
   will be merged with and into the  Company,  and
   the Company will be succeeded by a new Delaware
   corporation  with the same name  which has been
   established  for the purpose of completing  the
   conversion.  As  part  of  the  conversion  and
   reorganization,  shares of common  stock of the
   Company  representing  NCRIC,  A Mutual Holding
   Company's  ownership  interest,   held  through
   NCRIC Holdings,  Inc., will be offered for sale
   in  a  subscription  and  community   offering.
   Common stock of the Company  currently  held by
   public  shareholders will be converted into new
   shares  pursuant to an exchange ratio that will
   ensure that  shareholders of the Company at the
   time  of  the  conversion  will  own  the  same
   percentage of the Company after the  conversion
   as  they  held   immediately   prior   thereto,
   exclusive  of  any  shares   purchased  by  the
   shareholders in the offering and cash received in lieu of fractional shares; and

         Such other business as may properly come before the Annual Meeting or any adjournment thereof.

         NOTE: The Board of Directors is not aware of any other matter that may come before the Annual Meeting.

         The Board of Directors recommends a vote "FOR" the listed proposals.

--------------------------------------------------------------------------------
IF SIGNED, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
--------------------------------------------------------------------------------

         IF SIGNED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED
                           IF NO CHOICE IS MADE HEREON

         Votes  will  be  cast  in  accordance  with  this  proxy.   Should  the
undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Corporate Secretary of NCRIC Group, Inc., at said Annual Meeting of the member's decision to terminate this proxy, then the power of said attorney-in-fact or agents shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt of a Notice of Annual Meeting and a proxy statement dated May 14, 2003, prior to the execution of this proxy.


--------------------------------               --------------------------------
             Date                                           Date



--------------------------------               --------------------------------
           Signature                                      Signature

         Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
                PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY
                 PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------